                                  EXHIBIT 4.3
                                  -----------

                                                                  EXECUTION COPY

================================================================================

                               WARRANT AGREEMENT

                         Dated as of November 12, 1997

                                    Between

                               VIALOG CORPORATION

                                      and

                      STATE STREET BANK AND TRUST COMPANY

                                as Warrant Agent


                             ----------------------


                  Warrants to Purchase Shares of Common Stock

                            Par Value $.01 Per Share

================================================================================

                               TABLE OF CONTENTS


                                                                            PAGE

                                   ARTICLE I

                   ISSUANCE, FORM, EXECUTION, DELIVERY AND
                     REGISTRATION OF WARRANT CERTIFICATES

SECTION 1.01.  Issuance of Warrants...........................................1
SECTION 1.02.  Form of Warrant Certificates...................................2
SECTION 1.03.  Execution of Warrant Certificates..............................2
SECTION 1.04.  Authentication and Delivery....................................3
SECTION 1.05.  Temporary Warrant Certificates.................................3
SECTION 1.06.  Separation of Warrants and Notes...............................4
SECTION 1.07.  Registration...................................................4
SECTION 1.08.  Registration of Transfers and Exchanges........................4
SECTION 1.09.  Lost, Stolen, Destroyed, Defaced or Mutilated Warrant
                 Certificates................................................11
SECTION 1.10.  Offices for Exercise, etc.....................................12

                                   ARTICLE II

                      DURATION, EXERCISE OF WARRANTS AND
                                EXERCISE PRICE

SECTION 2.01.  Duration of Warrants..........................................13
SECTION 2.02.  Exercise, Exercise Price, Settlement and Delivery.............13
SECTION 2.03.  Cancellation of Warrant Certificates..........................15

                                  ARTICLE III

                    OTHER PROVISIONS RELATING TO RIGHTS OF
                              HOLDERS OF WARRANTS

SECTION 3.01.  Enforcement of Rights.........................................15

                                  ARTICLE IV

                       CERTAIN COVENANTS OF THE COMPANY

SECTION 4.01.  Payment of Taxes..............................................16

                                   ARTICLE V

                                  ADJUSTMENTS

  SECTION 5.01.  Adjustment of Exercise Price and Number of Shares Issuable..16
  SECTION 5.02.  Fractional Interest.........................................21
  SECTION 5.03.  When Adjustment Not Required................................22
  SECTION 5.04.  Challenges to Good Faith Determination......................22
  SECTION 5.05.  Treasury Stock..............................................22
  SECTION 5.06.  Notices to Warrant Holders..................................22

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

  SECTION 6.01.  Warrant Agent...............................................23
  SECTION 6.02.  Conditions of Warrant Agent's Obligations...................23
  SECTION 6.03.  Resignation and Appointment of Successor....................27

                                  ARTICLE VII

                                 MISCELLANEOUS

  SECTION 7.01.  Amendment...................................................29
  SECTION 7.02.  Notices and Demands to the Company and Warrant Agent........29
  SECTION 7.03.  Notices.....................................................29
  SECTION 7.04.  Governing Law...............................................31
  SECTION 7.06.  Obtaining of Governmental Approvals.........................31
  SECTION 7.07.  Persons Having Rights Under Agreement.......................31
  SECTION 7.08.  Headings....................................................31
  SECTION 7.09.  Counterparts................................................32
  SECTION 7.10.  Inspection of Agreement.....................................32
  SECTION 7.11.  Successors and Assigns......................................32
  SECTION 7.11.  Severability................................................32
  SECTION 7.12.  Entire Agreement............................................32

EXHIBIT A  -   Form of Warrant Certificate
EXHIBIT B  -   Certificate To Be Delivered upon Exchange or
               Registration of Transfer of Warrants
EXHIBIT C  -   Transferee Letter of Representation

                               WARRANT AGREEMENT

          WARRANT AGREEMENT ("Agreement"), dated as of November 12, 1997 (the
                              ---------
"Effective Date") by VIALOG CORPORATION, a Massachusetts corporation (together
 --------------
with any successor thereto, the "Company"), and STATE STREET BANK AND TRUST
                                 -------
COMPANY, a Massachusetts trust company, as warrant agent (with any successor Warrant Agent, the "Warrant Agent").
                    -------------

          WHEREAS, the Company has entered into a purchase agreement dated November 6, 1997 with Jefferies & Company, Inc. (the "Initial Purchaser") in
                                                      -----------------
which the Company has agreed, among other things, to sell to the Initial Purchaser (A) 75,000 units (the "Units") consisting in the aggregate of
                                 -----
(i) $75,000,000 aggregate principal amount of 12 3/4% Senior Notes due 2001 (the "Notes") of the Company to be issued under an indenture dated as of November 12,
------
1997 (the "Indenture"), among the Company, the Subsidiary Guarantors named
           ---------
therein and State Street Bank and Trust Company, as trustee (the "Trustee"), and
                                                                  -------
(ii) 75,000 Warrants to purchase an aggregate of 756,645 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (the "Note
                               ------------                         ----
Warrants") and (B) 30,000 warrants to purchase an aggregate of 302,658 shares of
--------
Common Stock (the "Additional Warrants" and, together with the Note Warrants,
                   -------------------
the "Warrants," and the certificates evidencing the Warrants being hereinafter
     ---------
referred to as "Warrant Certificates"), in each case subject to adjustment in
                --------------------
accordance with the terms hereof; and

          WHEREAS, the Note Warrants and the Notes comprising the Units shall be separately transferable immediately; and

          WHEREAS, the Company desires the Warrant Agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, canceled, replaced and exercised;

          NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                    ISSUANCE, FORM, EXECUTION, DELIVERY AND
                     REGISTRATION OF WARRANT CERTIFICATES
                    ---------------------------------------

          SECTION 1.01.  Issuance of Warrants.  Each Warrant Certificate shall
                         --------------------
evidence the number of Warrants specified therein, each Note Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to such holder of the Note Warrant) 10.0886 fully paid and non-assessable shares of the Company's Common Stock, and each Additional Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to such holder of the Additional Warrant) 10.0886 fully paid and nonassessable shares of the

Company's Common Stock (the shares of Common Stock purchasable upon exercise of a Warrant being hereinafter referred to as the "Shares" and, where appropriate,
                                                ------
such term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in Article V) at the price specified herein and therein, in each case subject to adjustment as provided herein and therein.

          SECTION 1.02.  Form of Warrant Certificates.  Warrant Certificates
                         ----------------------------
representing Warrants offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Warrants (the "Global
                                                                     ------
Warrants").  Warrants offered and sold in reliance on any other exemption from
--------
registration under the Securities Act other than as described in the preceding sentence shall be issued in the form of definitive Warrant Certificates (the "Definitive Warrants"). The Warrant Certificates evidencing the Global Warrants
 -------------------
or the Definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto (in the case of
                                       ---------
the Global Warrants, including footnote 1 thereto). Such Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and Depositary (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depositary (the "Depositary") with
                                                           ----------
respect to the Global Warrants until a successor shall be appointed by the Company. Upon written request, a Warrant holder may receive from the Warrant Agent Definitive Warrants as set forth in Section 1.08 hereof.

          SECTION 1.03.  Execution of Warrant Certificates.  The Warrant
                         ---------------------------------
Certificates shall be executed on behalf of the Company by the chairman of its Board of Directors, its president or any vice president and attested by its clerk or assistant clerk, under its corporate seal. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

          In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificate so signed shall be countersigned and delivered by the Warrant Agent or disposed of by the Company, such Warrant Certificate nevertheless may be countersigned and delivered or disposed of as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution and delivery of this Agreement any such person was not such an officer.

          SECTION 1.04.  Authentication and Delivery.  Subject to the immediate
                         ---------------------------
following paragraph, Warrant Certificates shall be authenticated by manual signature and dated the date of authentication by the Warrant Agent and shall not be valid for any purpose unless so authenticated and dated. For the purpose of determining the date of issuance of any Warrant, an authentication by the applicable unit agent of a unit of which such Warrant is a part shall be deemed to be the authentication by the Warrant Agent of the applicable Warrant. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 1.07 hereof).

          Upon the receipt by the Warrant Agent of a written order of the Company, which order shall be signed by the chairman of its Board of Directors, its president or any vice president and attested by its clerk or assistant clerk, and shall specify the amount of Warrants to be authenticated, whether the Warrants are to be Global Warrants or Definitive Warrants, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 1.03 hereof, to authenticate the Warrant Certificates and deliver them. Such authentication shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

          In case any authorized signatory of the Warrant Agent who shall have authenticated any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who authenticated such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant Certificate may be authenticated on behalf of the Warrant Agent by such persons as, at the actual time of authentication of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.

          The Warrant Agent's authentication on all Warrant Certificates shall be in substantially the form set forth in Exhibit A hereto.

          SECTION 1.05.  Temporary Warrant Certificates.  Pending the
                         ------------------------------
preparation of definitive Warrant Certificates, the Company may execute, and, upon receipt of an authentication order in accordance with Section 1.04 hereof, the Warrant Agent shall authenticate and deliver, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, in a form substantially similar to the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

          If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay.
After the preparation of
definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by the Company for that purpose pursuant to Section 1.10 hereof. Subject to the provisions of Section
4.01 hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute, and, upon receipt of an authentication order in accordance with
Section 1.04 hereof, the Warrant Agent shall authenticate and deliver in exchange therefor, one or more definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a definitive Warrant Certificate.

          SECTION 1.06.  Separation of Note Warrants and Notes.  The Note
                         -------------------------------------
Warrants and the Notes comprising the Units will be separately transferable on or after May 15, 1998, or such earlier date as the Initial Purchaser may determine in its sole discretion.

          SECTION 1.07.  Registration.  The Company will keep, at the office or
                         ------------
agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided in this Article. Each person designated by the Company from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "Registrar". The Company hereby initially appoints the Warrant Agent as
 ---------
Registrar. Upon written notice to the Warrant Agent and any acting Registrar, the Company may appoint a successor Registrar for such purposes.

          The Company will at all times designate one person (who may be the Company and who need not be a Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "Warrant Register"). The
                                                        ----------------
Warrant Agent will act as such repository unless and until some other person is, by written notice from the Company to the Warrant Agent and the Registrar, designated by the Company to act as such. The Company shall cause each Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

          SECTION 1.08.  Registration of Transfers and Exchanges.
                         ---------------------------------------

          (a)  Transfer and Exchange of Definitive Warrants.  When Definitive
               --------------------------------------------
Warrants are presented to the Warrant Agent with a request:

               (i)  to register the transfer of the Definitive Warrants; or

               (ii) to exchange such Definitive Warrants for an equal number of
                    Definitive Warrants,
the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section
1.08 hereof for such transactions are met; provided, however, that the
                                           --------  -------
Definitive Warrants presented or surrendered for registration of transfer or exchange:

               (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing; and

               (y) in the case of Warrants the offer and sale of which have not been registered under the Securities Act and are presented for transfer or exchange prior to (x) the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Warrant, or any predecessor thereto and (y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale
                                                                     ------
                    Restriction Termination Date"), such Warrants shall be
                    ----------------------------
                    accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable:

                    (A) if such Warrant is being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto); or
                         ---------

                    (B) if such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A promulgated under the Securities Act) in accordance with Rule 144A promulgated under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S promulgated under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);
                                                              ---------
                         or

                    (C) if such Warrant is being transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 promulgated under the Securities Act, delivery of a Transferee Letter of Representation in the form of Exhibit C hereto and an opinion of counsel and/or other
                         ---------
                         information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                    (D) if such Warrant is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an
                                                   ---------
                         opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

          (b)  Restrictions on Transfer of a Definitive Warrant for a Beneficial
               -----------------------------------------------------------------
Interest in a Global Warrant.  A Definitive Warrant may not be transferred for a
----------------------------
beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

               (A)  certification, substantially in the form of Exhibit B
                                                                ---------
                    hereto, that such Definitive Warrant is being transferred to a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act) in accordance with Rule 144A promulgated under the Securities Act; and

               (B) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall authenticate a new Global Warrant in the appropriate amount.

          (c)  Transfer and Exchange of Global Warrants.  The transfer and
               ----------------------------------------
exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Section 1.08 and the procedures of the Depositary therefor.

          (d)  Exchange of a Beneficial Interest in a Global Warrant for a
               -----------------------------------------------------------
Definitive Warrant.
------------------

               (i) Any person having a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant and upon receipt by the Warrant Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions from such person having a beneficial interest therein and, in the case of any such transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents:

                    (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B
                                                                   ---------
                         hereto); or

                    (B) if such beneficial interest is being transferred to a qualified institutional buyer (as defined in Rule 144A promulgated under the Securities Act) in accordance with Rule 144A promulgated under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S promulgated under the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit B hereto); or
                                                   ---------

                    (C) if such beneficial interest is being transferred to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 promulgated under the Securities Act, delivery of a Transferee Letter of Representation in the form of Exhibit C hereto and an opinion of counsel and/or other
                         ---------
                         information satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                    (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B
                                                                   ---------
                         hereto) and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act,

                    the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate (as defined), the Warrant Agent will authenticate and deliver to the transferee a Definitive Warrant.

               (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 1.08(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered.

          (e)  Restrictions on Transfer and Exchange of Global Warrants.
               --------------------------------------------------------
Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in subsection (f) of this Section 1.08), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          (f)  Authentication of Definitive Warrants in Absence of Depositary.
               --------------------------------------------------------------
If at any time:

               (i) the Depositary for the Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant and a successor Depositary for the Global Warrant is not appointed by the Company within 90 days after delivery of such notice; or

               (ii) the Company, at its sole discretion, notifies the Warrant
                    Agent in writing that it elects to cause the issuance of Definitive Warrants under this Warrant Agreement,

then the Company will execute, and the Warrant Agent, upon receipt of an officers' certificate signed by two officers of the Company (one of whom must be the principal executive officer, principal financial officer or principal accounting officer) (an "Officers' Certificate") requesting the authentication
                         ---------------------
and delivery of Definitive Warrants, will authenticate and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of warrants represented by the Global Warrant, in exchange for such Global Warrant.

          (g)  Legends.
               -------

               (i)  Except to the extent permitted by the following paragraph
                    (ii), each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE
                                 --------------
          OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) PROMULGATED UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S.
                               -------------------
          PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER THEREOF OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHED (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 PROMULGATED UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE
           --------------------    -------------       -----------
          MEANING GIVEN TO THEM

          BY REGULATIONS UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITYHOLDERS' AND REGISTRATION RIGHTS AGREEMENT DATED AS OF NOVEMBER 12, 1997 AMONG JEFFERIES & COMPANY, INC. AND THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE CLERK OF THE COMPANY.

          To the extent a Warrant Certificate evidences a Global Warrant, such Warrant Certificate shall also bear the legend with respect thereto substantially in the form set forth on Exhibit A hereto.

          (ii) Upon any sale or transfer of a Warrant pursuant to Rule 144 under the Securities Act in accordance with Section 1.08 hereof or an effective registration statement under the Securities Act:

               (A) in the case of any Warrant that is a Definitive Warrant, the Warrant Agent shall permit the holder thereof to exchange such Warrant for a Definitive Warrant that does not bear the first paragraph of the legend set forth above and rescind any related restriction on the transfer of such Warrant; and

               (B) any such Warrant represented by a Global Warrant shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of
                    Section 1.08(c) hereof) provided, however, that with respect
                                            --------  -------
                    to any request for an exchange of a Warrant that is represented by a Global Warrant for a Definitive Warrant that does not bear the first paragraph of the legend set forth in (i) above, which request is made in reliance upon Rule 144 under the Securities Act, the holder thereof shall certify in writing to the Warrant Agent that such request is being made pursuant to Rule 144 under the Securities Act (such certification to be substantially in the form of Exhibit B hereto).
                    ---------

          (h)  Cancellation and/or Adjustment of a Global Warrant.  At such time
               --------------------------------------------------
as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to or retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant, by the Warrant Agent to reflect such reduction.

          (i)  Obligations with Respect to Transfers and Exchanges of Definitive
               -----------------------------------------------------------------
Warrants.
--------

               (i) To permit registrations of transfers and exchanges, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall, upon receipt of an authentication order in accordance with Section 1.04 hereof, authenticate Definitive Warrants and Global Warrants.

               (ii) All Definitive Warrants and Global Warrants issued upon any registration of transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

               (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

          (j)  Payment of Taxes.  The Company will pay all documentary stamp
               ----------------
taxes attributable to the initial issuance of the Warrants and of the Shares upon the exercise of Warrants or to the separation of the Note Warrants and Notes comprising the Units as described in Section 1.06; provided, however, that
                                                         --------  -------
the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant. The Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

          SECTION 1.09.  Lost, Stolen, Destroyed, Defaced or Mutilated Warrant
                         -----------------------------------------------------
Certificates.  Upon receipt by the Company and the Warrant Agent (or any agent
------------
of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity and/or insurance reasonably satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company
                   ---- ----
shall execute, and, upon receipt of an authentication order in accordance with
Section 1.04 hereof, an authorized signatory of the Warrant Agent shall manually authenticate and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 1.09 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

          The Warrant Agent is hereby authorized to authenticate, in accordance with the provisions of this Agreement, and deliver the new Warrant Certificates required pursuant to the provisions of this Section.

          SECTION 1.10.  Offices for Exercise, etc.  So long as any of the
                         -------------------------
Warrants remain outstanding, the Company will designate and maintain in the Borough of Manhattan, The City of New York and/or The City of Boston: (a) an office or agency where the Warrant Certificates may be presented for exercise, and (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section
1.05 hereof). The Company may from time to time change or rescind such designation, as it may deem desirable or expedient; provided, however, that an
                                                    --------  -------
office or agency shall at all times be maintained in the Borough of Manhattan, The City of New York and/or The City of Boston, as provided in the first sentence of this Section. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies within or outside The City of New York and/or The City of Boston, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and the Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the office of the Warrant Agent, in The City of Boston (the "Warrant
                                                                        -------
Agent Office"), as the initial agency maintained for each such purpose.
------------

                                   ARTICLE II

               DURATION, EXERCISE OF WARRANTS AND EXERCISE PRICE
               -------------------------------------------------

          SECTION 2.01.  Duration of Warrants.  Subject to the terms and
                         --------------------
conditions established herein, the Warrants shall expire at 5:00 p.m., New York City time, on November 15, 2001 (the "Expiration Date"). Each Warrant may be
                                      ---------------
exercised on any Business Day (as defined below) on or after the Exercisability Date (as defined below) and on or prior to the Expiration Date.

          Any Warrant not exercised on or prior to the Expiration Date relating to such Warrant shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease. The Company will give notice of the impending Expiration Date not less than 90 nor more than 120 days prior thereto to the registered holders of the then outstanding Warrants.

          "Business Day" shall mean any day other than a Saturday, Sunday or any
           ------------
other day on which (i) banking institutions in The City of New York or Boston, Massachusetts, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading and (iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are required or authorized by law or other governmental action to be closed.

          SECTION 2.02.  Exercise, Exercise Price, Settlement and Delivery.
                         -------------------------------------------------
(a) Subject to the provisions of this Agreement, (i) a holder of Note Warrants shall have the right to purchase from the Company on or after the Effective Date (the "Exercisability Date") and on or prior to the Expiration Date 10.0886 fully
      -------------------
paid, registered and non-assessable Shares, subject to adjustment in accordance with Article V hereof, at the purchase price of $.01 for each Share issuable upon exercise of a Note Warrant (the "Note Warrant Exercise Price") and (ii) a
                                      ---------------------------
holder of Additional Warrants shall have the right to purchase from the Company on or after the Exercisability Date and on or prior to the Expiration Date
10.0886 fully paid, registered and non-assessable Shares, subject to adjustment in accordance with Article V hereof, at the purchase price of $.01 for each Share issuable upon exercise of an Additional Warrant (the "Additional Warrant
                                                            ------------------
Exercise Price").  The term "Exercise Price" as used herein shall mean either
--------------               --------------
the Note Warrant Exercise Price or the Additional Warrant Exercise Price, as applicable.

          (b)  Warrants may be exercised on or after the Exercisability Date by
(i) surrendering at any office or agency maintained for that purpose by the Company pursuant to Section 1.10 (each a "Warrant Exercise Office") the Warrant
                                          -----------------------
Certificate evidencing such Warrants with the form of election to purchase Shares set forth on the reverse side of the Warrant Certificate (the "Election
                                                                      --------
to Exercise") duly completed and signed by the registered holder or holders
-----------
thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and (ii) paying in full the Exercise Price for each such Share issuable upon exercise of a Warrant exercised and any other amounts required to be paid pursuant to Section 1.08(j) hereof. Each Warrant may be exercised only in whole.

          (c) Simultaneously with the exercise of each Warrant, payment in full of the Exercise Price shall be made in cash or by certified or official bank check to be delivered to the office or agency where the Warrant Certificate is being surrendered. No payment or adjustment shall be made on account of any dividends on the Shares issued upon exercise of a Warrant.

          (d) Upon such surrender of a Warrant Certificate and payment and collection of the Exercise Price at any Warrant Exercise Office (other than any Warrant Exercise Office that also is an office of the Warrant Agent), such Warrant Certificate and payment shall be promptly delivered to the Warrant Agent. The "Exercise Date" for a Warrant shall be the date when all of the
             -------------
items referred to in the first sentence of paragraphs (b) and (c) of this
Section 2.02 are received by the Warrant Agent at or prior to 2:00 p.m., New York City time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of paragraphs (b) and (c) are received after 2:00 p.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

          (e) Upon the exercise of a Warrant in accordance with the terms hereof, the receipt of a Warrant Certificate and payment of the Exercise Price, the Warrant Agent shall: (i) cause an amount equal to the Exercise Price to be paid to the Company by crediting the same to the account designated by the Company in writing to the Warrant Agent for that purpose; (ii) advise the Company immediately by telephone of the amount so deposited to the Company's account and promptly confirm such telephonic advice in writing; and (iii) as soon as practicable, advise the Company in writing of the number of Warrants (giving effect to Section 5.01 below) exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, the instructions of each exercising holder of the Warrant Certificates with respect to delivery of the Shares to which such holder is entitled upon such exercise, and such other information as the Company shall reasonably request.

          (f) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to or upon the written order of the registered holder of the Warrant Certificate evidencing such exercised Warrant or Warrants, a certificate or certificates evidencing the Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. The Warrant Agent shall have no obligation to ascertain the number of Shares to be issued with respect to the exercised Warrant or Warrants. Such certificate or certificates evidencing the Shares shall be deemed to have been issued and each person who is designated to be named therein shall be deemed to have become the holder of record of such Shares as of the close of business on the Exercise Date. After such exercise of any Warrant or Warrants, the Company shall also issue or cause to be issued to or upon the written order of the registered holder of such Warrant Certificate, a new Warrant Certificate, countersigned by the Warrant Agent pursuant to the Company's written instruction, evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

          (g) In addition to and without limiting the rights of each holder of Warrants hereunder, at each such holder's option, any Warrant or Warrants may be exercised by being exchanged in whole or from time to time in part at any time on or prior to the Expiration Date, for a number of Shares having a Current Market Value (as hereinafter defined) on the date of such exercise equal to the difference between (x) the Current Market Value of the number of Shares subject to such Warrant or Warrants designated by such holder on the date of exercise (the "Designated Number of Shares") and (y) the aggregate Exercise Price for
      ---------------------------
such Shares in effect at such time. Upon any such exercise, the number of Shares purchasable upon exercise of such Warrant or Warrants shall be reduced by the Designated Number of Shares and, if a balance of purchasable Shares remains after such exercise, the Company shall execute and deliver to such holder of Warrants (or its designee) a new Warrant or new Warrants for such balance of such Shares. No payment of cash or any other consideration to the Company shall be required from such holder (or its designee) in connection with any exercise of a Warrant or Warrants by exchange pursuant to this Section 2.02(g). Such exchange shall be effective upon the date of receipt by the Company of the Warrant or Warrants surrendered for cancellation and a written request from such holder that the exchange pursuant to this section be made, or at such later date as may be specified in such request.

          SECTION 2.03.  Cancellation of Warrant Certificates.  In the event the
                         ------------------------------------
Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Warrant Agent, and if so delivered, shall be canceled by it and retired. The Warrant Agent shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise. The Warrant Agent shall destroy canceled Warrant Certificates held by it and deliver a certificate of destruction to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of Warrant Shares through the exercise of such Warrants.

                                  ARTICLE III

                          OTHER PROVISIONS RELATING TO
                         RIGHTS OF HOLDERS OF WARRANTS
                         -----------------------------

          SECTION 3.01.  Enforcement of Rights.
                         ---------------------

          (a) Notwithstanding any of the provisions of this Agreement, any holder of any Warrant Certificate, without the consent of the Warrant Agent, the holder of any Shares or the holder of any other Warrant Certificate, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

          (b) Neither the Warrants nor any Warrant Certificate shall entitle the holders thereof to any of the rights of a holder of Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs or any other matter, or any rights whatsoever as stockholders of the Company.

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY
                        --------------------------------

          SECTION 4.01.  Payment of Taxes.  The Company will pay all documentary
                         ----------------
stamp taxes attributable to the initial issuance of Warrants and of the Shares upon the exercise of Warrants or to the separation of the Note Warrants and Notes comprising the Units as described in Section 1.06; provided, however, that
                                                         --------  -------
the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant. The Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

                                   ARTICLE V

                                  ADJUSTMENTS
                                  -----------

          SECTION 5.01.  Adjustment of Exercise Price and Number of Shares
                         -------------------------------------------------
Issuable.  The number and kind of Shares purchasable upon the exercise of
--------
Warrants and the Exercise Price shall be subject to adjustment from time to time as follows:

          (a)  Stock Dividends, Stock Splits, Reverse Splits, etc.  In case the
               --------------------------------------------------
Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock, in either case in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class) and excluding cash dividends,
(B) subdivide its outstanding shares of Common Stock or (C) reverse split or combine its outstanding shares of Common Stock into a smaller number of shares, the number of Shares purchasable upon exercise of each Warrant shall be adjusted so that the holder of any Warrant exercised following such action shall be entitled to receive the number of Shares which such holder would have owned thereafter had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. If, as a result of an adjustment made pursuant to this paragraph, the holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

          (b)  Reclassification, Business Combinations, Mergers, etc.  In case
               -----------------------------------------------------
of any reclassification or change of outstanding shares of Common Stock (other than as set forth in Section 5.01 (a) above and other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another corporation or entity (other than a merger in which the Company is the continuing entity and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation, person or entity of all or substantially all of the assets of the Company, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, person or entity, as the case may be, shall forthwith make lawful and adequate provision whereby the holder of any Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant had it been exercised immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and the Company or such successor or purchasing corporation, person or entity, as the case may be, shall enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article V. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement.

          In the case of any such reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation, person or entity (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities of the Company hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which any Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this
Article V.

          The foregoing provisions of this Section 5.01(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

          In the case of any such merger, consolidation or sale or disposition of assets to a person that does not have publicly traded common equity for which the Warrants become exercisable and the consideration for such transaction does not consist solely of cash, the Company must offer to repurchase all Warrants at the value (as determined by the holder of the Additional Warrants) of the Common Stock issuable upon exercise thereof, less the Exercise Price.

          (c)  Issuance of Common Stock, Options or Convertible Securities.  For
               -----------------------------------------------------------
the purposes of this Warrant Agreement, Additional Shares of Common Stock shall mean all shares of Common Stock issued or deemed to be issued by the Company after the Effective Date, as defined in the following paragraph, other than Excluded Shares (as defined below).

          In the event the Company shall, at any time or from time to time after the Effective Date, issue, sell, distribute or otherwise grant in any manner (including by assumption) shares of Common Stock or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "Options" and any such
                                                      -------
convertible or exchangeable stock or securities being herein called "Convertible
                                                                     -----------
Securities") or any Convertible Securities (other than upon exercise of any
----------
Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise and/or conversion of such Options or Convertible Securities, shall be deemed to be "Additional Shares of Common
                                               ---------------------------
Stock".
-----

          For purposes of this Warrant Agreement, the term "Issuance Date" shall
                                                            -------------
mean (i) with respect to Additional Shares of Common Stock deemed to have been issued in connection with the issuance of an Option or Convertible Security, the date such Option or Convertible Security is issued and (ii) in all other cases, the actual date Additional Shares of Common Stock are issued.

          For the purposes of this Warrant Agreement, "Excluded Shares" shall
                                                       ---------------
mean: (i) shares for which the consideration per share as determined pursuant to paragraph (d) below would be equal to or more than the Current Market Value (as defined in clause (e) below) determined on the day prior to the Issuance Date;
(ii) shares of Common Stock issuable upon the exercise of Options or conversion of Convertible Securities existing as of the Effective Date; and (iii) shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes) issued pursuant to any stock options granted or obtained after the Effective Date pursuant to the Company's Stock Option Plan adopted February 14, 1996, as may be amended from time to time by the Company's Board of Directors. The issuance of Excluded Shares shall not be an issuance of Additional

Shares of Common Stock, and shall not give rise to a right to purchase securities pursuant to paragraph (d) below.

          In any such case in which the Additional Shares of Common Stock are deemed to be issued, no right to purchase securities under Section 5.01(d) below will accrue upon the subsequent issuance of shares of Common Stock upon the exercise and/or conversion or exchange of such Option or Convertible Security unless such Option or Convertible Security shall have been amended or modified prior to exercise or conversion or exchange so as to increase the number of Additional Shares of Common Stock deemed to have been issued thereunder or decrease the exercise and/or conversion or exchange price payable thereunder to an amount less than Current Market Value as of the Issuance Date thereof.

          (d) If the price per share at which Common Stock is issued or is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (the "Consideration Per Share") (determined by
                                  -----------------------
dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Common Stock or Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance of Common Stock or the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock to be issued or issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all Options) shall be less than the Current Market Value per share of Common Stock (determined pursuant to Section 5.01(e)) on the record date for the issuance, sale, distribution or granting of such Options (any such event being herein called a "Distribution") then, the number of shares of Common Stock issuable
          ------------
upon exercise of the Warrants following the consummation of such Distribution shall be equal to: (i) the Warrant Value, divided by the New Enterprise Value (as herein defined), multiplied by (ii) the number of shares of Common Stock outstanding, on a fully-diluted basis, immediately following the consummation of such Distribution. In the case of an adjustment pursuant to this Section 5.01(d), the number of shares of Common Stock issuable upon exercise of each Warrant, following such adjustment, will equal the result of (I) the aggregate number of shares of Common Stock issuable upon exercise of all Warrants then outstanding, divided by (II) the aggregate number of Warrants then outstanding. Notwithstanding the foregoing, the number of shares of Common Stock issuable upon exercise of the Warrants will not be adjusted upon (i) the granting or exercise of Options granted to employees, officers or directors or other participants in a stock option or other employee benefit plan approved by a majority of the non-employee members of the Board of Directors of the Company and (ii) the issuance of shares of Common Stock pursuant to a registration statement filed with the Securities and Commission pursuant to the Securities Act and underwritten on a firm commitment basis by a nationally recognized underwriter.

          "Warrant Value" means, as of the date prior to a Distribution (or
           -------------
Asset Distribution (as herein defined), as the case may be), the product of
(A) a fraction equal to the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to such Distribution (or Asset Distribution, as the case may be) divided by the number of shares of Common Stock then outstanding on a fully diluted basis, multiplied by (B) the Old Enterprise Value of the Company. "New Enterprise Value" means the Enterprise
                                  --------------------
Value of the Company immediately after the consummation of the applicable Distribution (or Asset Distribution, as the case may be). "Old Enterprise Value"
                                                           --------------------
means the Enterprise Value of the Company immediately prior to the consummation of the applicable Distribution (or Asset Distribution, as the case may be). "Enterprise Value" means the value of the Company as of a particular date
 ----------------
determined by an internationally recognized investment banking firm selected by the Company and approved by holders of a majority of the then outstanding Warrants.

          (e)  Current Market Value.  As used herein, the term "Current Market
               --------------------                             --------------
Value" per share of Common Stock or any other security at any date means, on any
-----
date of determination (a) the average of the daily closing sale prices for each of 15 business days immediately preceding such date (or such shorter number of days during which such security has been listed or traded), if the security has been listed on the New York Stock Exchange, the American Stock Exchange or other national securities exchanges or the NASDAQ National Market for at least 10 business days prior to such date, (b) if such security is not so listed or traded, the average of the daily closing bid prices for each of the 15 business days immediately preceding such date (or such shorter number of days during which such security had been quoted), if the security has been quoted on a national over-the-counter market for at least 10 business days, and (c) otherwise, the value of the security most recently determined as of a date within the six months preceding such day by the Board of Directors of the Company, in good faith.

          (f)  Consideration Received.  If any shares of Common Stock, Options
               ----------------------
or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, however, that if such Options have an exercise
                       --------  -------
price equal to or greater than the Current Market Value of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

          (g)  Changes in Options and Convertible Securities.  If the exercise
               ---------------------------------------------
price provided for in any Options referred to in Section 5.01 (d) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 5.01 (d) above, or the rate at which any Convertible Securities referred to in Section 5. 01 (d) above are convertible into or exchangeable for Common Stock shall change at any time to a price which is less than the Current Market Value thereof as of the Issuance Date, then the Company shall make the offer to holders of the Warrants as required by
Section 5.01(d) above.

          (h)  Distribution of Indebtedness or Assets.  In case the Company
               --------------------------------------
shall make a distribution to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of evidences of its indebtedness or assets (as "Asset Distribution"), the aggregate number of shares of Common Stock
     ------------------
issuable upon exercise of the Warrants following consummation of such Asset Distribution shall be equal to: (i) the Warrant Value, divided by the New Enterprise Value (determined as of consummation of such Asset Distribution), multiplied by (ii) the number of shares of Common Stock outstanding, on a fully-diluted basis, immediately following the consummation of such Asset Distribution. In the case of an adjustment pursuant to this Section 5.01(h), the number of shares of Common Stock issuable upon exercise of each Warrant, following such adjustment, will equal the result of (A) the aggregate number of shares of Common Stock issuable upon exercise of all Warrants then outstanding, divided by (B) the aggregate number of Warrants then outstanding.

          (i)  Other Action Affecting Common Stock.  In case at any time or from
               -----------------------------------
time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Article V, then the number of Shares for which any Warrant is exercisable shall be adjusted in such manner as may be equitable in the circumstances. If the Company shall at any time or from time to time issue or sell (i) any shares of any class of common stock other than Common Stock, (ii) any evidences of its indebtedness, shares of stock or other securities which are convertible into or exchangeable for such shares of common stock, with or without the payment of additional consideration in cash or property or (iii) any warrants or other rights to subscribe for or purchase any such shares of common stock or any such evidences, shares of stock or other securities, then in each such case such issuance shall be deemed to be of, or in respect of, Common Stock for purposes of this Article V; provided, however,
                                                         -------- --------
that, without limiting the generality of the foregoing, if the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, common stock other than Common Stock, including shares of non-voting common stock, then the number of Shares for which this Warrant is exercisable after the occurrence of any such event shall be adjusted to equal the aggregate number of shares of such common stock and of Common Stock which a record holder of the same number of Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

          (j)  Statement of Warrants.  Irrespective of any adjustment in the
               ---------------------
number or kind of Shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued shall continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          SECTION 5.02.  Fractional Interest.  The Company shall not be required
                         -------------------
to issue fractional shares of Common Stock on the exercise of Warrants. If more than one

Warrant shall be presented for exercise in full at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the transfer agent for the Common Stock, in lieu of issuing such fractional share, to pay an amount in cash calculated by the Company to equal the then-Current Market Value per share (determined pursuant to Section 5.01(e)) multiplied by such fraction computed to the nearest whole cent. Holders of Warrants, by their acceptances of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

          SECTION 5.03.  When Adjustment Not Required.  If the Company shall
                         ----------------------------
take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          SECTION 5.04.  Challenges to Good Faith Determination.  Whenever the
                         --------------------------------------
Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Article V, such determination may be challenged in good faith by holders holding a majority of the outstanding Warrants (the "Majority Holders"), and any dispute shall be
                               ----------------
resolved by an investment banking firm of national standing selected by the Company. The fee of such investment banking firm shall be paid by the Company, unless such fair market value as determined by the investment banking firm is more than 95% of the fair market value determined by the Board of Directors of the Company, in which case the challenging holders shall be jointly and severally liable for such fee.

          SECTION 5.05.  Treasury Stock.  The sale or other disposition of any
                         --------------
issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof and a repurchase thereof and designation of such shares as treasury stock shall be deemed to be a redemption thereof for the purposes of this Agreement.

          SECTION 5.06.  Notices to Warrant Holders.  In connection with any
                         --------------------------
adjustment pursuant to this Article V, the Company shall (i) promptly after such adjustment or, if earlier, at least five days prior to the date on which notice of such adjustment is required to be given, if at all, to The Depository Trust Company cause to be filed with the Warrant Agent a certificate of an officer of the Company setting forth the number of shares (or portion thereof) issuable after such adjustment, upon exercise of a Warrant, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and
(ii) promptly after such adjustment cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. The Warrant Agent shall be entitled to conclusively rely on the above-referenced officer's certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any holder desiring an inspection thereof during normal business hours upon reasonable notice. The Warrant Agent shall not at any time be under any duty or responsibility to any holder to determine whether any facts exist that may require any adjustment of the number of Shares issuable on exercise of the Warrants or the Exercise Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any Shares which may be issuable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or property upon the exercise of any Warrant.

          The Company shall, in addition, promptly notify the holders of the Warrants of any determination of its Board of Directors pursuant to
Section 5.01(i) that any actions affecting its Common Stock will not require an adjustment to the number of Shares for which a Warrant is exercisable, and shall specify in such notice the reasons for such determination. In the event that the Majority Holders shall challenge any of the calculations set forth in such notice within 20 days after Company's delivery thereof, the Company shall retain a firm of independent certified public accountants or law firm of national standing selected by the Company to prepare and execute a certificate verifying that no adjustment is required. The Company shall promptly cause a signed copy of any certificate prepared pursuant to this Section 5.06 to be delivered to each holder at his address appearing in the Warrant Register. The Company shall keep at its office or agency designated pursuant to Section 1.10 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours upon reasonable notice by any holder or any prospective purchaser of a Warrant designated by a holder thereof.

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT
                          ----------------------------

          SECTION 6.01.  Warrant Agent.  The Company hereby appoints State
                         -------------
Street Bank and Trust Company as warrant agent (and in all capacities in this Agreement, the "Warrant Agent") of the Company in respect of the Warrants and
                -------------
the Warrant Certificates upon the terms and subject to the conditions herein and in the Warrant Certificates set forth; and State Street Bank and Trust Company hereby accepts such appointment. The Warrant Agent shall have the powers and authority specifically granted to and conferred upon it hereby and in the Warrant Certificates and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it and it shall accept in writing. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

          SECTION 6.02.  Conditions of Warrant Agent's Obligations.  The
                         -----------------------------------------
Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof and in the

Warrant Certificates, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

          (a) The Warrant Agent shall be entitled to compensation to be agreed upon with the Company in writing for all services rendered by it and the Company agrees promptly to pay such compensation and to reimburse the Warrant Agent for its reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred without gross negligence or willful misconduct on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent, each successor Warrant Agent, and their respective directors, officers, affiliates, agents and employees for, and to hold it and its directors, officers, affiliates, agents and employees harmless against, any loss, liability or expense of any nature whatsoever (including, without limitation, fees and expenses of counsel) incurred without gross negligence or willful misconduct on the part of the Warrant Agent or successor Warrant Agent, arising out of or in connection with its acting as such Warrant Agent hereunder and its exercise or failure to exercise of its rights and performance of its obligations hereunder. The obligations of the Company under this Section 6.02 shall survive the exercise and the expiration of the Warrant Certificates and the resignation and removal of the Warrant Agent.

          (b) In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or holders of the Warrant Certificates.

          (c) The Warrant Agent may consult with counsel and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.

          (d) The Warrant Agent shall be fully protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, opinion of counsel, instruction, statement or other paper or document reasonably believed by it, in the absence of bad faith, to be genuine and to have been presented or signed by the proper parties.

          (e) The Warrant Agent, and its officers, directors, affiliates and employees ("Related Parties"), may become the owners of, or acquire any interest
            ---------------
in, Warrant Certificates, shares or other obligations of the Company with the same rights that it or they would have it if were not the Warrant Agent hereunder and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of shares or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent or such Related Parties from acting in any other capacity for the Company.

          (f) The Warrant Agent shall not be under any liability for interest on, and shall not be required to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

          (g) The recitals and other statements contained herein and in the Warrant Certificates (except as to the Warrant Agent's authentication thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same. The Warrant Agent does not make any representation as to the validity or sufficiency of this Agreement or the Warrant Certificates and shall not be under any responsibility in respect of the validity or sufficiency of this Agreement (or any term or provision hereof) or the execution and delivery hereof (except, in each case, the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or sufficiency or execution of any Warrant Certificate (except, in each case, its authentication thereof); provided, however, that the Warrant Agent shall not be
                         --------  -------
relieved of its duty to authenticate the Warrant Certificates as authorized by this Agreement.

          (h) The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant.

          (i) Before the Warrant Agent acts or refrains from acting with respect to any matter contemplated by this Warrant Agreement, it may require:

               (1) an Officers' Certificate (defined earlier) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Warrant Agreement relating to the proposed action have been complied with; and

               (2) if reasonably necessary in the sole judgment of the Warrant Agent, an opinion of counsel for the Company stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Each Officers' Certificate or, if requested, an opinion of counsel with respect to compliance with a condition or covenant provided for in this Warrant Agreement shall include:

               (1) a statement that the person making such certificate or opinion has read such covenant or condition;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          (j) The Warrant Agent shall be obligated to perform such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 7.02 hereof, to make any demand upon the Company. The Warrant Agent shall not be obligated to perform any duty to the extent prohibited by law.

          (k) Unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Company made or given under any provision of this Agreement shall be sufficient if signed by its chairman of the Board of Directors, its president, its treasurer, its controller or any vice president or its clerk or any assistant secretary.

          (l) The Warrant Agent shall have no responsibility in respect of any adjustment pursuant to Article V hereof.

          (m) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

          (n) The Warrant Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the clerk of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and to apply to such officers or officials for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions with respect to any matter arising in connection with the Warrant Agent's duties and obligations arising under this Agreement. Such application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent with respect to its duties or obligations under this Agreement and the date on or after which such action shall be taken and the Warrant Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall be not less than 10 Business Days after the Company receives such application unless the Company consents to a shorter period), provided that
(i) such application includes a statement to the effect that it is being made pursuant to this paragraph (n) and that unless objected to prior to such date specified in the application, the Warrant Agent will not be liable for any such action or omission to the extent set forth in such application and (ii) prior to taking or omitting any such action, the Warrant Agent has not received written instructions objecting to such proposed action or omission.

          (o) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the clerk of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (p) The Warrant Agent shall not be required to risk or expend its own funds in the performance of its obligations and duties hereunder.

          SECTION 6.03.  Resignation and Appointment of Successor.
                         ----------------------------------------

          (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder.

          (b) The Warrant Agent may at any time resign as Warrant Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall be at least 30 days after the date on which such notice is given unless the Company agrees to accept less notice. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Warrant Agent, qualified as provided in Section 6.03(d) hereof, by written instrument in duplicate signed on behalf of the Company, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. As provided in Section 6.03(d) hereof, such resignation shall become effective upon the earlier of (x) the acceptance of the appointment by the successor Warrant Agent or (y) 30 days after receipt by the Company of notice of such resignation. The Company may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument in duplicate, specifying such removal and the date on which it is intended to become effective, signed on behalf of the Company, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. The Warrant Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Warrant Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in Section 6.03(d). As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered holders of the Warrants in the manner provided for in Section 7.04 hereof.

          (c) Upon resignation or removal of the Warrant Agent, if the Company shall fail to appoint a successor Warrant Agent within a period of 30 days after receipt of such notice of resignation or removal, then the holder of any Warrant Certificate or the Warrant Agent may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.

          (d) Any successor Warrant Agent, whether appointed by the Company or by a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof and having, at the time of its appointment, a combined capital surplus of at least $50 million. Such successor Warrant Agent shall execute and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder and all the provisions of this Agreement, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to (i) transfer and deliver, and such successor Warrant Agent shall be entitled to receive, all securities, records or other property on deposit with or held by such predecessor as Warrant Agent hereunder and (ii) upon payment of the amounts then due it pursuant to Section 6.02(a) hereof, pay over, and such successor Warrant Agent shall be entitled to receive, all monies deposited with or held by any predecessor Warrant Agent hereunder.

          (e) Any corporation or bank into which the Warrant Agent hereunder may be merged or converted, or any corporation or bank with which the Warrant Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation or bank to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, shall be the successor to the Warrant Agent under this Agreement (provided that such corporation or bank shall be qualified as aforesaid) without the execution or filing of any document or any further act on the part of any of the parties hereto.

          (f) No Warrant Agent under this Warrant Agreement shall be personally liable for any action or omission of any successor Warrant Agent or of the Company.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

          SECTION 7.01.  Amendment.  This Agreement and the terms of the
                         ---------
Warrants may be amended by the Company and the Warrant Agent, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein or in any other manner which the Company may deem necessary or desirable and which shall not adversely affect in any material respect the interests of the holders of the Warrant Certificates.

          The Company and the Warrant Agent may modify this Agreement and the terms of the Warrants with the consent of the Majority Holders for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants; provided, however, that no such
                                     --------  -------
modification that increases the Exercise Price, reduces the period of time during which the Warrants are exercisable hereunder, otherwise materially and adversely affects the exercise rights of the holders of the Warrants, reduces the percentage required for modification, or effects any change to this Section
7.01 may be made with respect to an outstanding Warrant without the consent of the holder of such Warrant.

          Any modification or amendment made in accordance with this Agreement will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

          SECTION 7.02.  Notices and Demands to the Company and Warrant Agent.
                         ----------------------------------------------------
If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions hereof or of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

          SECTION 7.03. Notices.  Any notices or other communications required
                        -------
or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          1. Notices to holders of Warrants shall be mailed to the most current address of such holders as set forth in the Warrant Register, which address initially is, with respect to the Initial Purchaser, as follows:

              Jefferies & Company, Inc.
              11100 Santa Monica Blvd.
              10th Floor
              Los Angeles, CA 90025
              Facsimile No.:  (310) 575-5165
              Telephone:  (310) 575-5200
              Attention:  Corporate Finance Department

              with a copy to:

              Cadwalader, Wickersham & Taft
              100 Maiden Lane
              New York, New York 10038
              Facsimile No.:  (212) 504-6666
              Telephone:  (212) 504-6000
              Attention: Lawrence A. Larose

          2.  to the Company:

              VIALOG Corporation
              Ten New England Business Center, Suite 302
              Andover, Massachusetts 01810
              Attention:  President
              Facsimile:  (978) 975-7208
              Telephone:  (978) 975-3700

              with copies to:

              Mirick, O'Connell, DeMallie
                & Lougee, LLP
              1700 Bank of Boston Tower
              100 Front Street
              Worcester, Massachusetts 01608
              Attention:  David L. Lougee
              Facsimile:  (508) 752-7305
              Telephone:  (508) 799-0541

          3.  to the Warrant Agent:

              State Street Bank and Trust Company
              2 International Place
              Boston, Massachusetts 02110
              Attention: Roland Gustafsen
              Facsimile: (617) 664-5150
              Telephone: (617) 664-5665
            with copies to:

            Peabody & Arnold
            50 Rowes Wharf
            Boston, Massachusetts 02110
            Attention: Robert Coughlin
            Facsimile: (617) 951-2125
            Telephone: (617) 951-2100

or at any other address of which either of the foregoing shall have notified the other in writing.

          SECTION 7.04.  GOVERNING LAW.  THIS AGREEMENT AND EACH WARRANT
                         -------------
CERTIFICATE ISSUED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          SECTION 7.05.  Obtaining of Governmental Approvals.  The Company will
                         -----------------------------------
from time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws, and the rules and regulations of all stock exchanges on which the Warrants are listed which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants or the issuance, sale, transfer and delivery of the shares issued upon exercise of the Warrants.

          SECTION 7.06.  Persons Having Rights Under Agreement.  Nothing in this
                         -------------------------------------
Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the holders of the Warrant Certificates.

          SECTION 7.07.  Headings.  The headings in this Agreement are for
                         --------
convenience of reference only and shall not limit or otherwise affect the meaning or construction of any of the provisions hereof.

          SECTION 7.08.  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7.09.  Inspection of Agreement.  A copy of this Agreement
                         -----------------------
shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent, for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

          SECTION 7.10.  Successors and Assigns.  This Agreement shall inure to
                         ----------------------
the benefit of and be binding upon the successors and assigns of the Company or the Warrant Agent.

          SECTION 7.11.  Severability.  If any term, provision, covenant or
                         ------------
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          SECTION 7.12.  Entire Agreement.  This Agreement, together with the
                         ----------------
Warrant Certificates, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the parties hereto, any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                              VIALOG CORPORATION


                              By:/s/  Glenn D. Bolduc
                                 --------------------------------------------
                                 Name: Glenn D. Bolduc
                                 Title: President and Chief Executive Officer


                              STATE STREET BANK AND TRUST COMPANY
                              as Warrant Agent


                              By:/s/  Roland S. Gustafsen
                                 --------------------------
                                 Name:  Roland S. Gustafsen
                                 Title:  Assistant Vice President

                                                                       EXHIBIT A

                         [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

          [Unless and until it is exchanged in whole or in part for Warrants in certificated form, this Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"),
                                                                         ---
to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]/1/

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD
              --------------
WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) PROMULGATED UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS
                     -------------------
ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER THEREOF OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A PROMULGATED UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHED (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 PROMULGATED UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 PROMULGATED

--------------------------

/1/  This paragraph is to be included only if the Warrant is in global form.

UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED
                                            --------------------    ------
STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER
------       -----------
THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITYHOLDERS' AND REGISTRATION RIGHTS AGREEMENT DATED AS OF NOVEMBER 12, 1997 AMONG JEFFERIES & COMPANY, INC. AND THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE CLERK OF THE COMPANY.

                                                              CUSIP # 92552X-114
                                                                      92552X-122

No. [    ]                                                       [    ] Warrants

                              WARRANT CERTIFICATE

                               VIALOG CORPORATION

          This Warrant Certificate certifies that [                        ], or
registered assigns, is the registered holder of [        ] Warrants (the
"Warrants") to purchase shares of Common Stock, par value $.01 per share (the "Common Stock"), of VIALOG CORPORATION, a Massachusetts corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company at any time on or after November 12, 1997 until 5:00 p.m., New York City time, on November 15, 2001 (the "Expiration Date"), 10.0886 fully paid and non-assessable shares of Common Stock (a "Share", or, if adjusted, the "Shares", which may also include any other securities or property purchasable upon exercise of a Warrant, such adjustment and inclusion each as provided in the Warrant Agreement) at the exercise price (the "Exercise Price") of $.01 per Share issuable upon exercise of a Warrant upon surrender of this Warrant Certificate and payment of the Exercise Price at any office or agency maintained for that purpose by the Company (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement.

          The Exercise Price shall be payable by cash, certified check or official bank check or by such other means as is acceptable to the Company in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The Company has initially designated the office of State Street Bank and Trust Company, an affiliate of the Warrant Agent, at its agent's office in the Borough of Manhattan, The City of New York, as the initial Warrant Agent Office. The number of Shares issuable upon exercise of the Warrants ("Exercise Rate") is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

          Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on November 15, 2001 shall thereafter be void.

          Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Warrant Certificate but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.

          This Warrant Certificate shall not be valid unless authenticated by the Warrant Agent, as such term is used in the Warrant Agreement.

          THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

          WITNESS the facsimile seal of the Company and facsimile signatures of its duly authorized officers.

Dated:

                                    VIALOG CORPORATION

[Seal]                              By:
                                       ------------------------------
                                         Name: Glenn D. Bolduc
                                         Title: President

Attest:

By:
   ------------------------------
   Name:
   Title:

Certificate of Authentication:
This is one of the Warrants
referred to in the within
mentioned Warrant Agreement:

STATE STREET BANK AND TRUST COMPANY
     as Warrant Agent

By:
   ------------------------------
    Authorized Signatory

                         [FORM OF WARRANT CERTIFICATE]


                                   [REVERSE]

                               VIALOG CORPORATION

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, each of which represents the right to purchase at any time on or after November 12, 1997, until 5:00 p.m., New York City time, on November 15, 2001, 10.0886 shares of Common Stock of the Company, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of November 12, 1997 (the "Warrant
                                                                    -------
Agreement"), duly executed and delivered by the Company to State Street Bank and
---------
Trust Company, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement
                                      -------------
is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) paying in full the Warrant Exercise Price for each such Warrant exercised or tendering a Warrant or Warrants in accordance with the cashless exercise provisions of the Warrant Agreement and any other amounts required to be paid pursuant to the Warrant Agreement.

          If all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 2:00 p.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the last sentence of the preceding paragraph are received after 2:00 p.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

          Subject to the terms of the Warrant Agreement, as soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Share or such holder pursuant to the Election to Exercise, as set forth on the reverse of this warrant Certificate. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

          The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the registered holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share as determined in accordance with the Warrant Agreement.

          Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

          The term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which (i) banking institutions in The City of New York or Boston, Massachusetts, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading and (iii) the principal national securities exchange or market on which the Warrants are listed or admitted to trading are required or authorized by law or other governmental action to be closed.

                         [FORM OF ELECTION TO EXERCISE]

        (To be executed upon exercise of Warrants on the Exercise Date)

        The undersigned hereby irrevocably elects to exercise             of the
                                                              -----------
Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders
payment for such Shares in the amount of $     in cash or by certified or
                                          ----
official bank check, in accordance with the terms hereof or tender such number of Warrants as may be provided in accordance with the cashless exercise provisions hereof. The undersigned requests that a certificate representing such Shares be registered in the name of
                                    --------------------------------------------
whose address is                                          and that such
                 ----------------------------------------
certificate be delivered to                           whose address is
                            -------------------------
                                           Any cash payments to be paid in lieu
----------------------------------------.
of a fractional Share should be made to                               whose
                                        -----------------------------
address is                                          and the check representing
           ----------------------------------------
payment thereof should be delivered to
                                       --------------------------------------
whose address is                                          delivered to
                 ----------------------------------------
                      whose address is
---------------------                  ----------------------------------------.
Dated
      ----------, -------

Name of holder of
Warrant Certificate:
                                 (Please Print)

Tax Identification or
Social Security Number:

Address:

Signature:

          Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Dated
      ----------, -------

                              [FORM OF ASSIGNMENT]

          For value received                        hereby sells, assigns and
                             ----------------------
transfers unto                        the within Warrant Certificate, together
               ----------------------
with all right, title and interest therein, and does hereby irrevocably
constitute and appoint                   attorney, to transfer said Warrant
                       -----------------
Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated
      -----------------, ----

                 Signature:

          Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                SCHEDULE OF EXCHANGES OF CERTIFICATED WARRANTS/2/
                ----------------------------------------------

The following exchanges of a part of this Global Warrant for certificated Warrants have been made:




                                                              Number of Warrants
                    Amount of decrease   Amount of increase   of this Global
                    in Number of         in Number of         Warrant following      Signature of
                    Warrants of this     Warrants of this     such decrease (or      authorized officer
Date of Exchange    Global Warrant       Global Warrant       increase)              of Warrant Agent
----------------------------------------------------------------------------------------------------------


-------------------

/2/  This is to be included only if the Warrant is in global form.

                                                                       EXHIBIT B

                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE

                    OR REGISTRATION OF TRANSFER OF WARRANTS

Re:   Warrants to Purchase Common Stock (the "Warrants") of VIALOG Corporation
                                              --------

          This Certificate relates to           Warrants held in*
                                      ---------                   --------------
book-entry or*            certificated form by                        (the
               ----------                      ----------------------

"Transferor")
 ----------

The Transferor: *

[ ]       has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Warrant or Warrants in definitive, registered form and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

[ ]       has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

[ ]       In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 1.08 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because[*]:
                                         --------------

          [ ] Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 1.08(a)(y)(A) or Section 1.08(d)(i)(A) of the Warrant Agreement.

          [ ] Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A promulgated under the Securities Act), in reliance on Rule 144A or in accordance with Regulation S promulgated under the Securities Act.

          [ ] Such Warrant is being transferred in accordance with Rule 144 promulgated under the Securities Act.

          [ ] Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A or Rule 144 or Regulation S promulgated under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

                                    [INSERT NAME OF TRANSFEROR]

                                    By:
Date:
      *Check applicable box.

                                                                       EXHIBIT C

                      Transferee Letter of Representation

VIALOG Corporation
10 New England Business Center
Suite 302
Andover, Massachusetts 01810

Ladies and Gentlemen:

          In connection with our proposed purchase of warrants to purchase Common Stock, par value $.01 per share, (the "Securities") of VIALOG Corporation
                                              ----------
(the "Company") we confirm that:
      -------

          1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, unless
                                                   --------------
so registered, may not be sold except as permitted in the following sentence.
We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities, or any predecessor thereto (the "Resale
                                                               ------
Restriction Termination Date") only (a) to the Company, (b) pursuant to a
----------------------------
registration statement which has been declared effective under the Securities Act, (c) so long as the Securities are eligible for resale pursuant to Rule 144A, under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account
                                        ---
or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S promulgated under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is purchasing for his own account or for the account of such an institutional "accredited investor", or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the warrant agent under the Warrant Agreement pursuant to which the Securities were issued (the "Warrant Agent") which shall provide, among other things, that the transferee is
--------------
an institutional "accredited investor" within the meaning of subparagraph
(a)(1), (2), (3) or (7) of Rule 501 promulgated under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. The Warrant Agent and the Company reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clause (e) or (f) above to require the delivery of a written opinion of counsel, certifications, and or other information satisfactory to the Company and the Warrant Agent.

          2. We are an institutional "accredited investor" (as defined in Rule 501 (a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period.

          3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

          4. You, the Warrant Agent and your respective counsel are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

(Name of Purchaser)

By:

Date:

          Upon transfer the Securities would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:







                                      C-2